UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2007

ACA CAPITAL HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33111	75-3170112
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		Number)

140 Broadway
New York, New York
10005
(Address of principal executive offices)

(212) 375-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Explanatory Note.

ACA Capital Holdings, Inc. hereby amends its Current Report on Form 8-K filed September 17, 2007 to include the conformed signature of Nora J. Dahlman.

Item 8.01.        Other Events.

On September 17, 2007, ACA Capital Holdings, Inc. issued a press release announcing new senior management appointments, a copy of which is attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

99.1	Press release issued by ACA Capital Holdings, Inc. entitled “ACA Capital Announces New Senior Management Appointments” dated September 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACA CAPITAL HOLDINGS, INC.

Dated: September 17, 2007	By:	/s/ Nora J. Dahlman
	Name:	Nora J. Dahlman
	Title:	Senior Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release issued by ACA Capital Holdings, Inc. entitled “ACA Capital Announces New Senior Management Appointments” dated September 17, 2007.